Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT (this “First Amendment”), dated as of November 26, 2019, by and among VSE Corporation, a Delaware corporation (“VSE”; and together with each other Borrower party hereto, collectively, the “Borrowers”), Citizens Bank, N.A., as administrative agent (as successor by merger to Citizens Bank of Pennsylvania) (in such capacity, the “Administrative Agent”) for itself in its individual capacity as a lender and for the existing Lenders, certain of the Existing Lenders, the lenders signatory hereto providing the First Amendment Term Loans (including each New Lender (as defined below), collectively the “First Amendment Term Loan Lenders”) and the lenders signatory hereto providing the First Amendment Revolving Loans, (the “First Amendment Revolving Loan Lenders”; together with the First Amendment Term Loan Lenders, the “First Amendment Lenders”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the Administrative Agent and each of the lenders party thereto immediately prior to the First Amendment Effective Date (as defined below) (the “Existing Lenders”) are parties to that certain Fourth Amended and Restated Business Loan and Security Agreement, dated as of January 5, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this First Amendment, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);
WHEREAS, the Borrowers have notified the Administrative Agent that they are requesting (a) a new term loan (the “First Amendment Term Loans”) in an aggregate principal amount equal to $123,300,000.00, the proceeds of which shall be used (i) to refinance in full the term loan as in effect immediately prior to the First Amendment Effective Date, (ii) to pay fees and expenses associated with the First Amendment and (ii) for working capital support and other general corporate purposes, (b) additional revolving loan commitments (the “First Amendment Revolving Loans”; together with the First Amendment Term Loans, the “First Amendment Loans”) in an aggregate principal amount equal to $50,000,000, the proceeds of which shall be used for working capital support, letters of credit, capital expenditures and general corporate purposes, (c) that the Required Lenders amend the Credit Agreement to effect such amendments as may be necessary or appropriate to effect the First Amendment Loans and (d) that the Required Lenders amend certain other provisions of the Existing Credit Agreement;
WHEREAS, the First Amendment Lenders are, subject to the terms and conditions of this First Amendment, willing to provide the First Amendment Loans on the First Amendment Effective Date up to the amount of such First Amendment Lender’s; and
WHEREAS, in accordance with the terms of the Existing Credit Agreement, the Administrative Agent, the Borrowers, the Required Lenders and the First Amendment Lenders agree that the Existing Credit Agreement is hereby, subject to the terms and conditions of this First Amendment, amended as provided below.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

135466971

1.    Incremental Amendment. This First Amendment is an amendment to incur additional Indebtedness pursuant to the Existing Credit Agreement; provided, that, for the avoidance of doubt, the First Amendment Loans shall not reduce the Uncommitted Incremental Increase Limit as set forth in the Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, each Lender agrees, effective as of the First Amendment Effective Date, to (x) provide the First Amendment Term Loan to the Borrower up to the Term Loan Commitment Amount of such Lender set forth under the heading “First Amendment Term Loan Commitment” in Schedule 1 hereto and (y) provide the Percentage of the Revolving Facility Commitment Amount set forth opposite such Lender’s name under the heading “Revolving Loan Commitment” in Schedule 1 hereto. From and after the First Amendment Effective Date, (i) each First Amendment Lender (to the extent not already a Lender) shall be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents, (ii) the First Amendment Loan Commitment of each First Amendment Lender shall be a “Commitment” for all purposes under the Credit Agreement and (iii) the First Amendment Loans of the First Amendment Lenders shall be “Loans” (and have the same terms (including with respect to Guaranty and Collateral and rights to payment and prepayment) as the existing Loans), for all purposes under the Credit Agreement and the other Loan Documents. In connection with this First Amendment, the outstanding Revolving Loans and participation interests shall be reallocated by causing such fundings and repayments (which shall not be subject to any processing and/or recordation fees) among the Lenders of the Revolving Loans as necessary such that, after giving effect to the First Amendment Revolving Loans, each Lender will hold Revolving Loans and participation interests based on its Percentage of Revolving Loans set forth on Schedule 1 attached hereto. The Borrower shall be responsible for any costs arising under the Credit Agreement resulting from such reallocation and repayments.
2.    Amendments to the Existing Credit Agreement. From and after the First Amendment Effective Date:
a.    the Existing Credit Agreement is amended pursuant to this First Amendment to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A to this First Amendment; and
b.    the Schedules to the Existing Credit Agreement are hereby amended by inserting a new Schedule 1 in the form of Schedule 1 attached hereto.
c.    Except as set forth in clause (b), all other Exhibits and Schedules to the Existing Credit Agreement shall not be amended, modified, supplemented or otherwise affected.
3.    New Lender Joinder.
a.    Upon execution of this Amendment, City National Bank and CIT and (the “New Lenders”) shall be a party to the Credit Agreement (as amended by this First Amendment) and have all of the rights and obligations of a Lender thereunder and under the other Loan Documents. Each New Lender (a) represents and warrants that it is legally authorized to enter into this First Amendment and this First Amendment is the legal, valid and binding obligation of each New Lender, enforceable against it in accordance with its terms; (b) confirms that it has received a copy of the Credit Agreement, this First Amendment and all of the Annexes, Exhibits and Schedules thereto, together with copies of the financial statements delivered pursuant to the Credit Agreement, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (c) agrees that it will, independently and without reliance upon the Existing Lenders, the Administrative

Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended by this Third Amendment), the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement (as amended by this First Amendment) and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement (as amended by this First Amendment) are required to be performed by it as a Lender. The commitments of each New Lender after giving effect to this First Amendment shall be as set forth on Schedule 1 to the Credit Agreement as amended hereby.
b.    Each of the Loan Parties agrees that, as of the First Amendment Effective Date, each New Lender shall (1) be a party to the Credit Agreement and the other Loan Documents (as applicable), (2) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (3) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.
c.    The applicable address, facsimile number and electronic mail address of each New Lender for purposes of the Credit Agreement are as set forth in the administrative questionnaire delivered by each New Lender to the Administrative Agent on or before the First Amendment Effective Date or to such other address, facsimile number and electronic mail address as shall be designated by each New Lender in a notice to the Administrative Agent.
4.    Conditions Precedent to Effectiveness. This First Amendment shall become effective (the “First Amendment Effective Date”) upon satisfaction of the following conditions:
a.    Executed First Amendment. The Administrative Agent shall have received counterparts of this First Amendment, executed by a duly authorized officer of each party hereto, in form and substance reasonably satisfactory to the Administrative Agent and Lenders.
b.    Executed Notes. The Administrative Agent shall have received, for the account of each First Amendment Lender requesting a promissory note, a duly executed Term Facility Note or Swingline Facility Note, as applicable.
c.    Borrowing Notice. The Borrowers shall have provided to the Administrative Agent a customary borrowing request in form and substance acceptable to the Administrative Agent at least three (3) Business Days (or such shorter period as may be agreed to by the Administrative Agent) in advance of the First Amendment Effective Date.
d.    Solvency. The Administrative Agent shall have received a certification from the chief financial officer (or another officer with similar duties) of VSE to the solvency of the Borrowers, on a combined basis (after giving effect to the transactions contemplated by this First Amendment).
e.    Financial Information. The Administrative Agent and the First Amendment Lenders shall have received from the Borrowers for the Fiscal Quarter ended September 30, 2019, the financial statements, balance sheets, Quarterly Covenant Compliance/Non-Default Certificate and the other deliverables required to be delivered pursuant to Section 6.3(c)(ii) of the Credit Agreement.
f.    Patriot Act. The Administrative Agent and the First Amendment Lenders shall have received, (x) at least three (3) Business Days prior to the First Amendment Effective Date (or such shorter period as may be agreed to by the Administrative Agent), (x) all documentation and other information that the First Amendment Lenders reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the

Patriot Act and (y) at least two (2) Business Days prior to the First Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.
g.    Legal Opinions of Counsel. The Administrative Agent shall have received on behalf of the First Amendment Lenders a written opinion of Arent Fox LLP, in form and substance reasonably satisfactory to the Administrative Agent and dated as of the First Amendment Effective Date.
h.    Borrowers’ Authority Documents. The Administrative Agent shall have received the following (which may be in the form of customary bring-down deliverables, including a certification as to there having been no changes to the relevant documents delivered to the Administrative Agent on the Closing Date):
(i)    Articles of Incorporation/Charter Documents. Copies of the articles of incorporation or other charter documents of each Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation.
(ii)    Resolutions. Copies of resolutions of the board of directors or comparable managing body of each Borrower approving and adopting this First Amendment and the transactions contemplated herein and therein and authorizing execution and delivery hereof and thereof, certified by an officer of such Borrower as of the First Amendment Effective Date to be true and correct and in force and effect as of such date.
(iii)    Bylaws/Operating Agreement. A copy of the bylaws, operating agreement or limited liability company agreement of each Borrower certified by an Officer of such Borrower as of the First Amendment Effective Date to be true and correct and in force and effect as of such date.
(iv)    Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each Borrower certified as of a recent date by the appropriate governmental authorities of the state of incorporation.
i.    First Amendment Effective Date Certificate. The Borrowers shall have delivered a certificate of an Officer certifying that (i) no Event of Default under the Credit Agreement has occurred and is continuing after giving effect to this First Amendment and the First Amendment Loans and (ii) the representations and warranties set forth in Section 4 hereof are true and correct as set forth therein.
j.    Fees and Expenses.
i.    All fees and expenses required to be paid on the First Amendment Effective Date pursuant to this First Amendment shall have been paid, to the extent, with respect to such expenses, documented in reasonable detail at least one (1) Business Day prior to the First Amendment Effective Date (or such shorter period as may be reasonably agreed to by the Borrowers), including, without limitation, the legal fees and expenses of external counsel to the Administrative Agent.
ii.    The Borrowers will pay, or cause to be paid, the fees set forth in that certain Fee Letter, dated as of October 3, 2019, (the “First Amendment Fee Letter”), among the Administrative Agent and the Borrowers, as set forth in the First Amendment Fee Letter.

5.    Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and each First Amendment Lender as follows:

a.    the execution, delivery and performance by each of the Borrowers of this First Amendment has been duly authorized by all necessary corporate or limited liability company, as applicable, action, and do not and will not:

(i)    violate any provision of the Organizational Documents of such Borrower or any of its Restricted Subsidiaries;
(ii)    violate any provision of any law or any governmental rule or regulation applicable to such Borrower or any of its Subsidiaries, or any order, judgment, decree or order of any court or other Government Authority binding on such Borrower or any of its Subsidiaries; or
(iii)    conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Borrower or any of its Subsidiaries other than those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
b.     each Borrower has all requisite corporate, partnership or limited liability company power and authority to enter into this First Amendment and to perform its respective obligations under this First Amendment and the Credit Agreement;
c.     this First Amendment has been duly executed and delivered by each Borrower that is a party hereto and is the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or the availability of equitable remedies;

d.     the representations and warranties of such Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier therein) as of the date of this Agreement, except to the extent such representations and warranties relate to an earlier date in which case such representation or warranty are true and correct in all material respects (without duplication of any materiality qualifier therein) as of such earlier date.

6.    No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This First Amendment shall constitute a Loan Document.

7.    Counterparts. This First Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this First Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
8.    Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, except as permitted by the Credit Agreement, none of the Borrowers may assign or transfer any of its rights or obligations under this First Amendment without the prior written consent of the Administrative Agent.

9.    Governing Law. This First Amendment shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Virginia (without regard to the conflicts of laws principles thereof).

10.    Severability. The illegality or unenforceability of any provision of this First Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this First Amendment or any instrument or agreement required hereunder.

11.    Captions. The captions and headings of this First Amendment are for convenience of reference only and shall not affect the interpretation of this First Amendment.

12.    Reaffirmation. Each of the Borrowers as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Borrower grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Borrower granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Borrowers hereby consents to this First Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this First Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment as of the date set forth above.

BORROWERS:

VSE CORPORATION

By: ____________________________
Name:
Title:

ENERGETICS INCORPORATED

By: ____________________________
Name:
Title:

AKIMEKA, LLC

By: ____________________________
Name:
Title:

WHEELER BROS., INC.

By: ____________________________
Name:
Title:

VSE INTERNATIONAL CORP.

By: ____________________________
Name:
Title:

KANSAS AVIATION OF INDEPENDENCE, L.L.C.

By:     VSE AVIATION, INC., as Managing Member

By: ____________________________
Name:
Title:

[Signature Page to First Amendment to Fourth Amended and Restated Business Loan and Security Agreement]

CT AEROSPACE LLC

By: ____________________________
Name:
Title:

VSE AVIATION, INC.

By: ____________________________
Name:
Title:

PRIME TURBINES LLC

By: ____________________________
Name:
Title:

VSE AVIATION, INC.

By: ____________________________
Name:
Title:

ULTRA SEATING COMPANY

By: ____________________________
Name:
Title:

1ST CHOICE AEROSPACE, INC, an Ohio corporation

By: ____________________________
Name:
Title:

1ST CHOICE AEROSPACE, INC, a Florida corporation

By: ____________________________
Name:
Title:

[Signature Page to First Amendment to Fourth Amended and Restated Business Loan and Security Agreement]

CITIZENS BANK, N.A. (as successor by merger to Citizens Bank of Pennsylvania), as Administrative Agent

By:    _____________________________
    Name: Dan Laurenzi
    Title: Director

CITIZENS BANK, N.A., as a First Amendment Term Loan Lender, First Amendment Revolving Loan Lender and an Existing Lender

By:    _____________________________
    Name: Dan Laurenzi
    Title: Director

[Signature Page to First Amendment to Fourth Amended and Restated Business Loan and Security Agreement]

[_____________], as a [First Amendment Term Loan Lender], [First Amendment Revolving Loan Lender][ and an Existing Lender]

By:    _____________________________
    Name:
    Title:

[Signature Page to First Amendment to Fourth Amended and Restated Business Loan and Security Agreement]

Exhibit A

AMENDMENTS TO THE EXISTING CREDIT AGREEMENT

Exhibit A

Schedule 1

Schedule 1
Lender Commitments/Percentages
SEE ATTACHMENT TO CREDIT AGREEMENT